Amendment No. RI0487T02C

**AMENDMENT TO THE
CONSTRUCTION AND REVOLVING
TERM LOAN AGREEMENT**

THIS AMENDMENT is entered into as of September 16, 2009, between **FARM CREDIT SERVICES OF MID-AMERICA, FLCA** ("Farm Credit") and **GREEN PLAINS OBION LLC, Rives, Tennessee** (the "Company").

BACKGROUND

Farm Credit and the Company are parties to a Construction and Revolving Term Loan Agreement dated August 31, 2007 (such agreement, as previously amended, is hereinafter referred to as the "Supplement"). Farm Credit and the Company now desire to amend the Supplement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree as follows:

1. A new Section 5(B) of the Supplement is being added in its entirety and shall read as follows:

SECTION 5. Interest and Fees. The Company agrees to pay interest on the unpaid balance of the loan(s) in accordance with one or more of the following interest rate options, as selected by the Company:

(B) Commitment Fee. In consideration of the Commitment, the Company agrees to pay to Agent a commitment fee on the average daily unused portion of the Commitment at the rate of 0.50% per annum (calculated on a 360-day basis), payable monthly in arrears by the 20th day following each month. Such fee shall be payable for each month (or portion thereof) occurring during the original or any extended term of the Commitment.

2. Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF MID-AMERICA, FLCA	**GREEN PLAINS OBION LLC**
By: ____________________	By: Ron B. Gillis
Title: ____________________	Title: EVP Finance Treasurer

LM\http://sdnpcodoc1:90/C14/C3/00041504/Document Library/RI0487T02C 09-15-09.DOC

Amendment No. RI0487T02C

AMENDMENT TO THE CONSTRUCTION AND REVOLVING TERM LOAN AGREEMENT

THIS AMENDMENT is entered into as of September 16, 2009, between **FARM CREDIT SERVICES OF MID-AMERICA, FLCA** ("Farm Credit") and **GREEN PLAINS OBION LLC, Rives, Tennessee** (the "Company").

BACKGROUND

Farm Credit and the Company are parties to a Construction and Revolving Term Loan Agreement dated August 31, 2007 (such agreement, as previously amended, is hereinafter referred to as the "Supplement"). Farm Credit and the Company now desire to amend the Supplement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree as follows:

1. A new Section 5(B) of the Supplement is being added in its entirety and shall read as follows:

SECTION 5. Interest and Fees. The Company agrees to pay interest on the unpaid balance of the loan(s) in accordance with one or more of the following interest rate options, as selected by the Company:

(B) Commitment Fee. In consideration of the Commitment, the Company agrees to pay to Agent a commitment fee on the average daily unused portion of the Commitment at the rate of 0.50% per annum (calculated on a 360-day basis), payable monthly in arrears by the 20th day following each month. Such fee shall be payable for each month (or portion thereof) occurring during the original or any extended term of the Commitment.

2. Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF MID-AMERICA, FLCA	**GREEN PLAINS OBION LLC**
By: [signature]	By: ________________
Title: Credit Officer	Title: ________________